Supplement dated January 9, 2019

Supplement to

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

Statutory Prospectus

Dated May 1, 2018

In the Statutory Prospectus, in the section entitled “Information About Fund Shares,” in the subsection entitled “Pricing of Funds Shares,” the paragraph entitled “Fair Value Pricing” is revised to read as follows:

Fair Value Pricing. The Investment Company strictly complies with Rule 22c-1 of the Investment Company Act of 1940 in calculating the net asset value of its shares each business day. A daily pricing routine is followed, which contains controls to ensure that all prices are properly obtained and recorded in conjunction with a computer program. Prices are obtained from Thomson Reuters for equities and from Interactive Data Corporation for fixed income securities. In the event that a price is missing from the automatic data transmission, it is obtained from these sources manually. In the unusual event that Thomson Reuters or Interactive Data Corporation cannot supply a price, for equity securities Interactive Data Corporation is the secondary pricing source and Bloomberg is the tertiary pricing source; Thomson Reuters is the secondary pricing source for fixed income securities. In the event that the secondary source, or the tertiary source for equities, cannot supply a price, then fair value pricing is used. All prices are reviewed for reasonableness by the Finance Division Pricing Unit of the Insurance Company, pursuant to an agreement with the Adviser. In the event that the Pricing Unit disagrees with the primary, secondary or tertiary pricing sources’ price determinations, or there is a material occurrence which is reasonably likely to have a substantial effect on the prices received from the pricing sources mentioned above or on the net asset value calculated from all prices received by the Investment Company, fair value pricing will be applied to arrive at a correct price or net asset value as the case may be. Fair Value is reviewed and approved by a Valuation Committee appointed by the Investment Company’s Board of Directors. The effects of using fair value pricing are to conform the prices recorded and utilized by the Investment Company in determining its net asset value to the amounts that the Investment Company reasonably views as accurate. When Fair Value Pricing takes place the prices of the securities in a portfolio that are used in creating its net asset value may differ from published or quoted prices for the same securities.